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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-79399), of Daniel Industries, Inc. of our report dated December 15, 1997, appearing on Page 3 of this Annual Report on Form 11-K.





PRICE WATERHOUSE LLP

Houston, Texas
December 19, 1997